EXHIBIT 4.1

NUMBER	COMMON STOCK CUSIP [ ] SEE REVERSE FOR CERTAIN DEFINITIONS	SHARES

[ ]	Iberdrola USA, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

[Corporate Seal]	Iberdrola USA, Inc. (hereinafter called the “Corporation”), transferable on the books of said Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of said Corporation and the signatures of its duly authorized officers.

Dated	COUNTERSIGNED AND REGISTERED: BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.

(1717 Arch Street, Suite 1300, Philadelphia, Pennsylvania 19103)

TRANSFER AGENT AND REGISTRAR

BY:

CHIEF CORPORATE OFFICER	GENERAL COUNSEL	AUTHORIZED SIGNATURE

Iberdrola USA, Inc.

IBERDROLA USA, INC. WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS AND THE POWERS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF EACH CLASS OF STOCK OR SERIES THEREOF SET FORTH IN THE CERTIFICATE OF INCORPORATION, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT -	as tenants by the entireties		(Cust) (Minor) under Uniform Gifts to Minors Act
JT TEN -	as joint tenants with right of survivorship and not as tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                     hereby sell, assign and transfer unto

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE	PLEASE INSERT TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

Name

Street	SHARES

City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE	PLEASE INSERT TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE
Name

Street	SHARES

City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE	PLEASE INSERT TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE
Name

Street	SHARES

City, State and Zip Code

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                     Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.